NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS NINTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT ("Ninth Amendment") is made as of the 13th day of May, 2026, by and among ALICO, INC., a Florida corporation ("Alico"), ALICO LAND DEVELOPMENT INC., a Florida corporation ("ALDI"), and ALICO FRUIT COMPANY, LLC, a Florida limited liability company ("Alico Fruit," and collectively with Alico and ALDI, "Borrower") and in favor of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (together with its successors and/or assigns, "Servicer" or "MetLife"), as lender ("Lender") and as servicer, pursuant to that certain Amended and Restated Co-Lending Agreement dated effective as of September 29, 2025, between MetLife and NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation ("NEL"), as co-lender (the "Co-Lender") (as amended, the "Co-Lending Agreement").

WHEREAS, the Co-Lenders and Borrower, together with Alico-Agri, Ltd, a Florida limited partnership ("Alico-Agri") and Alico Plant World, L.L.C., a Florida limited liability company ("Plant World"), as additional borrowers, previously entered into that certain First Amended and Restated Credit Agreement dated as of December 1, 2014, as amended by that certain Amendment to First Amended and Restated Credit Agreement dated as of February 1, 2015, as further amended by that certain Second Amendment to First Amended and Restated Credit Agreement dated August 12, 2015, by that certain Third Amendment to First Amended and Restated Credit Agreement dated November 4, 2016, by that certain Fourth Amendment to First Amended and Restated Credit Agreement dated October 2, 2019, by that certain Fifth Amendment to First Amended and Restated Credit Agreement dated May 1, 2021, by Sixth Amendment to First Amended and Restated Credit Agreement dated September 17, 2024, by Seventh Amendment to First Amended and Restated Credit Agreement dated March 31, 2025, and by Eighth Amendment to First Amended and Restated Credit Agreement dated September 29, 2025 (collectively, the "Credit Agreement"); and

WHEREAS, Co-Lenders have previously released Alico-Agri and Plant World as borrowers under the Credit Agreement pursuant to a Release Agreement dated December 21, 2016;

WHEREAS, Borrower has ceased citrus operations on the Property; and

WHEREAS, the Parties wish to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Recitals; Defined Terms. The foregoing recitals are true and correct and are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

2. The Affirmative Covenants at Article 7 of the Credit Agreement are hereby amended as follows:

   (i) Each of Section 7.5(a)(2) and Section 7.5(h) is hereby deleted.

   (ii) Section 7.10, Suppression Plan, is hereby deleted.

3. Full Force and Effect. Except as specifically set forth herein, the Credit Agreement remains in full force and effect.

4. Reaffirmation. All other terms, conditions, covenants, and agreements of the Borrower as set forth in the Loan Documents that are not expressly amended, deleted, or otherwise modified herein, including, but not limited to, in the 2025 Term Note or in the current modifications of Mortgage A and Mortgage B, shall remain in full force and effect. Borrower hereby reaffirms for the benefit of Co-Lenders each and every term and provision contained in the Loan Documents.

IN WITNESS WHEREOF, this Amendment has been duly executed effective as of the day and year specified at the beginning hereof.

SERVICER/LENDER:

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By: MetLife Investment Management, LLC, its investment manager

By: [signature]
Name: Branden Ehlers
Its: Authorized Signatory and Director

CO-LENDER:

NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation

By: MetLife Investment Management, LLC, its investment manager

By: Roberta Black
Name: Roberta Black
Its: Authorized Signatory and Director

BORROWER:

ALICO, INC., a Florida corporation

By: [signature]
John E. Kiernan, President and CEO

ALICO LAND DEVELOPMENT INC., a Florida corporation

By: [signature]
John E. Kiernan, President and CEO

ALICO FRUIT COMPANY, LLC, a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Sole Member

By: [signature]
John E. Kiernan, President and CEO

JOINDER AND CONSENT

The undersigned parties, who have been added as Mortgagors under the Mortgage, hereby join in and consent to the terms of the Ninth Amendment and agree that they, and the Mortgaged Property owned by each of them, are subject to the terms of the Credit Agreement, as amended by this Ninth Amendment.

734 LMC GROVES, LLC, a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Sole Member

By: ______________________
John E. Kiernan, President and CEO

734 BLP GROVES, LLC, a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Sole Member

By: ______________________
John E. Kiernan, President and CEO

REAFFIRMATION OF GUARANTY

THIS REAFFIRMATION OF GUARANTY ("Reaffirmation") is dated as of the 13th day of May, 2026, and is given by ALICO PLANT WORLD, L.L.C., a Florida limited liability company, ALICO CITRUS NURSERY, LLC, a Florida limited liability company, 734 CITRUS HOLDINGS, LLC d/b/a/ Silver Nip, a Florida limited liability company, 734 HARVEST, LLC, a Florida limited liability company, 734 CO-OP GROVES, LLC, a Florida limited liability company, 734 LMC GROVES, LLC, a Florida limited liability company, 734 BLP GROVES, LLC, a Florida limited liability company, and ALICO CHEMICAL SALES, LLC, a Florida limited liability company, (individually, and collectively, "Guarantor"), in favor of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("MetLife") and NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation, ("NEL" and, collectively with MetLife, "Lender"). Capitalized terms not otherwise defined herein shall have the meaning given in the Credit Agreement.

WHEREAS, Lender and Borrower, together with Alico-Agri, Ltd, a Florida limited partnership ("Alico-Agri") and Alico Plant World, L.L.C., a Florida limited liability company ("Plant World"), as additional borrowers, previously entered into that certain First Amended and Restated Credit Agreement dated as of December 1, 2014, as amended by that certain Amendment to First Amended and Restated Credit Agreement dated as of February 1, 2015, as further amended by that certain Second Amendment to First Amended and Restated Credit Agreement dated August 12, 2015, by that certain Third Amendment to First Amended and Restated Credit Agreement dated November 4, 2016, by that certain Fourth Amendment to First Amended and Restated Credit Agreement dated October 2, 2019, by that certain Fifth Amendment to First Amended and Restated Credit Agreement dated May 1, 2021, by Sixth Amendment to First Amended and Restated Credit Agreement dated September 17, 2024, by Seventh Amendment to First Amended and Restated Credit Agreement dated March 31, 2025, and by Eighth Amendment to First Amended and Restated Credit Agreement dated September 29, 2025 (collectively, and as amended, restated, consolidated, spread or otherwise modified from time to time, including by the Ninth Amendment as defined below, the "Credit Agreement"); and

WHEREAS, Lender has previously released Alico-Agri and Plant World as borrowers under the Credit Agreement pursuant to a Release Agreement dated December 21, 2016;

WHEREAS, Guarantor has previously given to Lender its guaranty of the Loans pursuant to that certain Amended and Restated Loan Guaranty Agreement dated September 17, 2024 (the "Guaranty"); and

WHEREAS, as a condition of eliminating certain requirements in the Credit Agreement related to Borrower's now-defunct citrus operations, Lender has required Guarantor to ratify and affirm its obligations under the Guaranty and to acknowledge and consent to the changes made in the Loan Documents pursuant to that certain Ninth Amendment to the Credit Agreement of even date herewith (the "Ninth Amendment").

NOW, THEREFORE, in consideration of the foregoing and the mutual and reciprocal promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Guarantor agrees and affirms as follows:

Reaffirmation of Guaranty. Guarantor ratifies and reaffirms its obligations under the Guaranty in all respects and acknowledges and agrees that the Guaranty is currently in full force and effect and enforceable against Guarantor, and that following the execution and delivery of the Ninth Amendment, the Guaranty will continue to be in full force and effect and enforceable against Guarantor. Guarantor further confirms that (i) it has no defenses or set offs with respect to its obligations under the Guaranty, and (ii) no document executed or delivered in connection with the Ninth Amendment shall amend, alter or affect in any way the Guaranty or Guarantor's obligations thereunder.

[SIGNATURE PAGES FOLLOW]

EACH OF THE UNDERSIGNED REPRESENTATIVES OF GUARANTOR REPRESENTS THAT HE OR SHE HAS READ AND UNDERSTANDS ALL THE PROVISIONS OF THIS REAFFIRMATION AND THAT GUARANTOR IS AUTHORIZED TO PAY AND PERFORM ALL THE OBLIGATIONS TO LENDER PURSUANT TO THE GUARANTY.

IN WITNESS WHEREOF, Guarantor has executed and delivered this Reaffirmation as of the day and year first above written.

ALICO PLANT WORLD, L.L.C., a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Managing Member

By: ______________________
John E. Kiernan, President and CEO

ALICO CITRUS NURSERY, LLC, a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Managing Member

By: ______________________
John E. Kiernan, President and CEO

734 CITRUS HOLDINGS, LLC, d/b/a Silver Nip, a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Sole Member

By: ______________________
John E. Kiernan, President and CEO

[SIGNATURE PAGES FOLLOW]

734 CO-OP GROVES, LLC, a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Sole Member

By:______________________________
John E. Kiernan, President and CEO

734 HARVEST, LLC, a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Sole Member

By:______________________________
John E. Kiernan, President and CEO

734 LMC GROVES, LLC, a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Sole Member

By:______________________________
John E. Kiernan, President and CEO

734 BLP GROVES, LLC, a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Sole Member

By:______________________________
John E. Kiernan, President and CEO

[SIGNATURE PAGE FOLLOWS]

ALICO CHEMICAL SALES, LLC, a Florida limited liability company

By: Alico, Inc., a Florida corporation, its Sole Member

By:_______________________________
John E. Kiernan, President and CEO